UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 7, 2006

Hawaiian Electric Industries, Inc.

Exact Name of Registrant as Specified in Its Charter

State of Hawaii	1-8503	99-0208097
(State or other jurisdiction of incorporation)	Commission File Number	I.R.S. Employer Identification No.

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc.

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 7, 2006, the Board of Directors of Hawaiian Electric Industries, Inc. (HEI) unanimously approved amended and restated Articles IV and V of HEI’s Amended and Restated Bylaws (Bylaws) in order to remove reference to the Chairman of the Board of Directors as an officer position of HEI and to make certain related conforming changes. The change was undertaken in connection with the decision of the Board of Directors on February 10, 2006, to name Jeffrey N. Watanabe as Nonexecutive Chairman of the Board of Directors effective May 2, 2006.

The Bylaws, amended and restated in their entirety to incorporate the amended Articles IV and V, are included as an exhibit to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
3(ii)	Amended and Restated Bylaws of Hawaiian Electric Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ Curtis Y. Harada
Curtis Y. Harada
Controller
(Principal Accounting Officer of HEI)
Date: March 7, 2006

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